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                                EXHIBIT 10.5.1

              SAFETY-KLEEN CORP. SEVERANCE AGREEMENT PARTICIPANTS




John G. Johnson, Jr.            President and Chief Operating Officer
Hyman K. Bielsky                Senior Vice President/General Counsel
James L. Breece                 Vice President, Technical
Roy D. Bullinger                Divisional Vice President
Robert J. Burian                Senior Vice President, Administration
Michael H. Carney               Senior Vice President, Marketing
Glenn R. Casbourne              Vice President, Engineering
Joseph Chalhoub                 Senior Vice President, Processing,
                                  Engineering & Oil Recovery
David A. Dattilo                Senior Vice President, Sales and Service
Scott E. Fore                   Senior Vice President,
                                  Environment, Health & Safety
F. Henry Habicht, II            Senior Vice President, Strategic/
                                  Environmental Planning
James M. Isanhart               Divisional Vice President
William P. Kasko                Senior Vice President, Operations and
                                  Information
Wallace K. Louder               Vice President, Information Systems
Ulisse Marini                   Vice President, Recycle Center Operations
Clyde R. Phillips               Divisional Vice President
Clark J. Rose                   Vice President, Technical Services
Laurence M. Rudnick             Treasurer
John Rycombel                   Controller
Robert W. Willmschen, Jr.       Senior Vice President, Finance